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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      Date of Report (Date of Earliest
                      Event Reported):  August 16, 1996




                     CHECKERS DRIVE-IN RESTAURANTS, INC.
           (Exact name of registrant as specified in its charter)




       Delaware                                          0-19649                                         58-1654960
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
(State or other jurisdiction                           (Commission                                    (IRS Employer
     of incorporation)                                 File Number)                                  Identification No.)


        600 Cleveland Street, 8th Floor
              Clearwater, Florida                                                                             34615
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      (Address of principal executive offices)                                                              (Zip Code)



Registrant's telephone number, including area code:                 813-441-3500




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                       This Instrument contains 3 pages.

                           There is no Exhibit Index.
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ITEM 5.  OTHER EVENTS.

         On July 30, 1996, Checkers Drive-In Restaurants, Inc. ("Checkers") announced that a capital management firm had successfully consummated the acquisition of its outstanding debt under its credit facility and that waivers of default were granted through August 15, 1996. Checkers announced on August 16, 1996, that the negotiations on restructuring this debt with the new lending group continue and that the default waivers have been extended through August 30, 1996.

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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CHECKERS DRIVE-IN RESTAURANTS, INC.



                                    By:     /s/ Albert J. DiMarco
                                       ---------------------------------------
                                        Albert J. DiMarco
                                        President and Chief Executive Officer


Dated:  August 16, 1996

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